FORWARD-LOOKING STATEMENTS
This presentation includes forward-looking statements related to Blockbuster's operations and business outlook and related financial and operational strategies and goals. Specific forward-looking statements include, without limitation, statements relating to (i) Blockbuster's overall strategies and its related initiatives and investments; (ii) Blockbuster's expectations with respect to the expected competitive and financial impact of these initiatives, in particular its "No Late
Fees" program and its online subscription initiative; (iii) expectations with respect to the future of the rental industry; (iv)
Blockbuster's trends and expectations with respect to its future goals, strategies and results; and (v) Blockbuster's expectations with respect to improved operating flexibility as a result of the third amendment to its credit facilities. These forward-looking statements are based on Blockbuster's current intent, expectations, estimates and projections and are not guarantees of future performance. These statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them.
Factors include, among others: (i) consumer appeal of Blockbuster's existing and planned product and service offerings, in particular its "No Late Fees" program and its online subscription initiative, and the related impact of competitor pricing and product and service offerings; (ii) overall industry performance; (iii) Blockbuster's ability to obtain favorable terms from suppliers, including on such matters as copy depth and uses of product; (iv) the studios' dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product; (v) the variability in consumer appeal of the movie titles and games software released for rental and sale; (vi)
Blockbuster's ability to comply with operating and financial restrictions and covenants in its debt agreements; (vii)
Blockbuster's ability to respond to changing consumer preferences, including with respect to new technologies and alternative methods of content delivery, and to effectively adjust its offerings if and as necessary; (viii) the extent and timing of Blockbuster's continued investment of incremental operating expenses and capital expenditures to continue to develop and implement its initiatives and its corresponding ability to effectively control and reduce operating expenses and capital expenditures; (ix) Blockbuster's ability to effectively and timely prioritize and implement its initiatives and its related ability to timely implement and maintain the necessary information technology systems and infrastructure to support its initiatives;
(x) Blockbuster's ability to capitalize on anticipated industry consolidation; (xi) the application and impact of future accounting policies or interpretations of existing accounting policies; (xii) the impact of developments affecting
Blockbuster's outstanding litigation and claims against it; and (xiii) other factors, as described in Blockbuster's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Cautionary
Statements" in Blockbuster's annual report on Form 10-K for the fiscal year ended December 31, 2004 and under
"Disclosure Regarding Forward-Looking Information" in Blockbuster's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2005.

Agenda
Blockbuster Management Participants
– John Antioco, Chairman and CEO
– Larry Zine, Chief Financial Officer
– Mary Bell, Treasurer
Blockbuster Business Update
– Strategic Overview
– Industry Performance
– Status of New Initiatives
– Repositioning Blockbuster
Financial Summary
– Third Quarter 2005 Performance
– Bank Amendment
– Capital Structure
Q&A

Blockbuster Business Update John Antioco, Chairman and CEO

Launched
In-store subscription
Online subscription
Game concepts
Movie trading
No late fees
Revitalize Our Core
Rental Business
and
Create Alternative
Revenue Sources
In 2004, We Began To Reposition The Company...
Our Goal :

...To Offset The Decline In The In-Store Rental Industry
Movie Rental
(1)
$7.1 $5.6
Online Subscription
(2)
1.0 1.7
In-Store Subscription
(2)
0.4 0.7
Total Rental $8.5 $8.0
Retail Movies
(1)
18.7 23.3
Used / Traded Movies
(2)(4)
1.3 1.3
Retail Games
(3)
7.9 9.6
Games Rental / Used / Traded
(3)(4)
2.1 2.3
Total Industry $38.5 B $44.4B
2005E 2007E
CAGR
7.5%
US Movies and Games Industry
1)  Source:  Kagan Research, LLC.
2)  Source:  Adams Media Research
3)  Source:  LEK Consulting (includes software and accessories)
4)  Includes previously viewed/played product, which Blockbuster reports under rental revenue.
Note: Columns do not total due to rounding
Two-year investment plan better positions Blockbuster to capture movie and game traffic.

2005 Has Proved To Be Especially Challenging
Home Video Box Office Results¹
2004 vs 2005
2004
Q2
2005
15.6%
35.9%
2004 2005 2004 2005
Q3 Q1
2004 2005
Q4E
19.6%
0.8%
Box Office Revenue²
Q3 2005 YTD
Box Office Admissions³
Q3 2005 YTD
2005
2004 2005
5.9%
2004
8.6%
(3.7%)
(10.4%)
Domestic In-Store Rental Industry
Q3 2005 YTD and 2005E
Q3 YTD Industry Actuals 3
2005 Analysts consensus 4
1 Blockbuster
2 Kagan, Motion Picture Investor, 10/13/05
3 Industry reflects total (in-store + online) NRR actuals as reported by RenTrak minus Blockbuster estimates for the online segment
4 Sources: Average of analysts (Kagan Research LLC, Adams Media, LEK Consulting - Feb-05)

We Are Well Prepared To Face Industry Challenges
Blockbuster rental revenues outperformed the industry, even with the elimination of extended viewing fees which totaled approximately 13% of rental revenues in Q3 2004
No Late Fees continues to drive traffic
– Active member comps ranging from approximately 5-9 percentage points higher than non-participating franchise stores
Total base rental revenues, which exclude extended viewing fees, were up 11% over Q3 2004
Grew Blockbuster Online to 1 million subscribers in less than a year, increased pricing to $17.99 in August of 2005 and completed integration of approximately 900 stores
Our efforts to reposition the Company were timely and effective as evidenced by our performance during Q3 2005

Blockbuster Showed Improvement in Active Member Trends
Active Comp Trend Comparison
2005 Weekly; Percent
Note: Test market results reflect a straight average of Chattanooga and Fresno performance for the first 39 weeks of testing
-15%
-10%
-5%
0%
5%
10%
15%
20%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39
Weeks
Test Markets Company Non-Participating Franchisees
Launched
No Late Fees
Strong active member growth in test markets demonstrates that “No
Late Fees” builds traffic

Traditional Rental ¹
$7.1B $5.6 B -11.2%
Online Subscription ²
1.0B 1.7 B 30.4%
In-Store Subscription ²
0.4B 0.7 B 32.3%
Total
$8.4B ³
$7.9
B ³
-3.0%
2005E 2007E CAGR
US Movies Industry
1 Source: Kagan Research, LLC
2 Source: Adams Media Research - Updated June-05 - Proprietary Subscription model
3 Columns do not foot due to rounding
Note: Kagan’s industry forecast does not provide specific online and in-store subscription forecasts
Subscription is Projected to Stabilize Rentals
Subscription, including in-store, could represent 20% to 30% of movie rental revenues within the next three years.
Growing online rental is a key priority.
Projected Online Subscribers
5.8M 10.5M

Online is an Opportunity Blockbuster Can’t Ignore
Large addressable market
65¹
million households with both DVD player and internet access
90¹
million households routinely pay for entertainment subscription/rental
Online rental has grown to over 5 million subscribers over the past 3 years and is projected to be between
7-12²
million subscribers by 2008
Blockbuster reached 1 million subscribers in less than a year
Blockbuster is the only brand that offers In-store and Online rentals
In-store customers that sign up for Online have lower average churn rates
Online gives Blockbuster a new relationship with the customer, providing a foothold for future media delivery
Increased price in August 2005 to $17.99
Significant investment is behind us
1 Source: ICR Survey.com
2 Source: Adams Media Research - Updated June-05 - Proprietary Subscription model

Goals For Building Future On Our Current Strategy
Outperform
In-store rental
industry
Grow
Blockbuster
Online
Achieve
Financial
Flexibility
No Late Fees
Traffic
Transactions
Active members
Improved comps
Industry
Consolidation
Best rental offering
Market share growth
Subscriber Growth
2 million subscribers in
2006
Improve Profitability
Major investment is
behind us
Profitable in 2007
Lower Overall Cost
Reduce G&A and marketing
Lower capital spend
Review overall asset
portfolio
Modified Capital Structure
Obtained covenant relief
Infusion of equity capital
Established
Base

Financial Review Larry Zine, Chief Financial Officer

Rental Retail
Revenue
2005 Q1-Q3; $ millions
$1,549
$1,386
$1,399
Q2 Q3
Q1
Rental Retail
Gross Margin
2005 Q1-Q3; $ millions
Reported Third Quarter Results-Revenue and Gross Margin
$864
$771
$791
Same-store
sales
(0.4%) (4.7%)
(3.8%)
Q2 Q3
Q1
55.8% 55.1% 57.0% % Margin
Rental Retail
$1,410
$1,386
Revenue
Q3 04 vs Q3 05; $ millions
Q3 04 Q3 05
Same-store
sales
(3.0%) (3.8%)
Rental Retail
$862
$791
Q3 04 Q3 05
61.1% 57.0% % Margin
Gross Margin
Q304 vs Q3 05; $ millions

1 Excludes non-cash charges, extraordinary items and share based compensation
OIBDA¹
Q1-Q3 2005; $ millions
$10
$63
$38
Q2 Q3 Q1
Reported Third Quarter Results-SG&A and OIBDA
SG&A
2005 Q1-Q3; $ millions
$878
$761
$735
Q2 Q3 Q1
SG&A
Q3 04 vs Q3 05; $ millions
Q3 04 Q3 05
$735
$779
Q3 04 Q3 05
$63
$83
OIBDA¹
Q3 04 vs Q3 05; $ millions

Adjusted EPS¹
Q3 05 vs. Q3 04; $ per diluted share
Q3 04 Q3 05
Reported Third Quarter Results-Earnings and Cash Flow
$0.03
($0.13)
Adjusted EPS¹
Q1-Q3 2005; $ per share
Q2 Q3 Q1
($0.23) ($0.13) ($0.22)
Free Cash Flow²; $ millions
($148) ($119)
$19
Q2 Q3
Q1
Adjusted Operating Income ¹
Q3 05 vs. Q3 04; $ millions
Q3  04 Q3 05
$4.9
$19.1
1 Excludes non-cash charges, extraordinary items  and share based compensation
2 Free Cash Flow = Net cash flow provided by operating activities - CAPEX - rental library purchases

Goals For Achieving Financial Flexibility
Modified
Capital Structure
Review Asset
Portfolio
Divest Non-Core
Assets
DEJ
Other
Review Overall
Asset Portfolio
Covenant Relief
Amendment to the credit
agreement
Infusion Of Equity Capital
Proceeds Uses
Debt reduction
General business purposes
Established
Base
Lower Overall
Cost
Reduce G&A and
Marketing
Over $100M in 2006
and $50M in 2007
Reduce overhead and
marketing
Operating savings
from non-core
divestitures
Lower overhead
above the store level
Lower Capital Spend
Lower capital
expenditures to $90
million in 2006

Amendment To Credit Facilities
Financial covenant relief – replaces Leverage and Fixed Charge Coverage tests with minimum EBITDA test through 2007 and adds Capex covenant for the life of the credit facilities
Condition precedent – gross proceeds of at least $100mm from equity offerings by 11/20/05
Starting in 2008 for the remaining life of the deal, the existing Leverage and
Fixed Charge Coverage tests are reinstated
Amendment gives Blockbuster improved operating flexibility over the term of the credit agreement
1

Proposed Capital Structure Positions For Results
Driving Performance In Our Core
Business
Creating Profitable Growth
in Online
Increasing Efficiency
Financial Flexibility
Earnings Power
Total Returns

Appendix Reconciliations of Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted EPS
($ in millions)
Q1 2005 Q2 2005 Q3 2005 Q3 2004
Restated
Reconciliation of adjusted net income (loss):
Net loss (57.5) $                    (57.2) $               (491.4) $             (1,414.6) $
Adjustments to reconcile net loss to adjusted net income (loss):
Costs incurred for the potential acquisition of Hollywood Entertainment Corporation, net of tax 7.7                          -                      -                      -
Severance costs incurred for reduction-in-force, net of tax 1.2                          4.4                      -
Non-cash share-based compensation expense, net of tax 7.1                          6.2                      7.7                      -
Impairment of goodwill and other long-lived assets, net of tax -                          6.4                      347.6                 1,419.8
Deferred tax valuation allowance -                          -                      111.5                 -
Adjusted net income (loss) (41.5) $                    (40.2) $               (24.6) $               5.2 $
Adjusted net income (loss) per diluted share (0.23) $                    (0.22) $               (0.13) $               0.03 $
Weighted average shares outstanding—diluted 183.7 183.7 183.8 181.7

OIBDA Reconciliation
($ in millions)
Q1 2005 Q2 2005 Q3 2005 Q3 2004
Restated
Reconciliation of adjusted operating income (loss) and OIBDA:
Operating loss (72.1) $                    (58.5) $               (350.4) $             (1,485.3) $
Costs incurred for the potential acquisition of Hollywood Entertainment Corporation 12.6                        -                      -                      -
Severance costs incurred for reduction-in-force 2.0                          7.2                      -                      -
Non-cash share-based compensation expense 10.1                        11.4                   7.7                      -
Impairment of goodwill and other long-lived assets -                          9.2                      347.6                 1,504.4
Adjusted operating income (loss) (47.4) $                    (30.7) $               4.9 $                   19.1 $
    Depreciation and intangible amortization 57.5                        68.2                   58.3                   64.1
OIBDA 10.1 $                     37.5 $                63.2 $                83.2 $

Free Cash Flow Reconciliation
($ in millions)
Q1 2005 Q2 2005 Q3 2005
Net cash flow provided by operating activities 110.9 $                   164.7 $              216.8 $
Adjustments to reconcile net cash flow provided by operating activities to free cash flow:
Rental library purchases (220.6)                     (242.3)                (175.6)
Capital expenditures (38.4)                       (41.1)                  (22.3)
Free cash flow (148.1) $                 (118.7) $             18.9 $